UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2007
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3830 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 7, 2007, Nastech Pharmaceutical Company Inc. (the “Registrant”) reported its financial results for the first quarter ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 2.02 Results of Operations and Financial Condition.” The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
In connection with the foregoing, Nastech hereby furnishes the following exhibit:
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit Number	Description

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated May 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc. (Registrant)

By:	/s/ Philip C. Ranker

Name:	Philip C. Ranker
Title:	Chief Financial Officer
Dated: May 7, 2007

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated May 7, 2007